UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2014

Commission file number 001-14998

Atlas Pipeline Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	23-3011077
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, Suite 4th Floor

Pittsburgh, PA 15275

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (877) 950-7473

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On October 13, 2014, Atlas Pipeline Partners, L.P. (“APL”) announced that it had entered into a definitive agreement to be acquired by Targa Resources Partners LP. The press release announcing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Also on October 13, 2014, Eugene Dubay, Chief Executive Officer of APL and Joe Bob Perkins, Chief Executive Officer of Targa, sent communications to employees of APL regarding the transaction. These communications are attached as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated by reference herein.

The information under this item in this Current Report, including Exhibits 99.1, 99.2 and 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release of Atlas Pipeline Partners, L.P., dated October 13, 2014.

99.2	Atlas Pipeline Partners, L.P. Letter to Employees, dated October 13, 2014.

99.3	Letter to Atlas Pipeline Partners, L.P. Employees, dated October 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLAS PIPELINE PARTNERS, L.P.

	By:	Atlas Pipeline Partners GP, LLC, its general partner

October 14, 2014	By:	/s/ Robert W. Karlovich, III
Robert W. Karlovich, III
Chief Financial Officer of the General Partner

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Atlas Pipeline Partners, L.P., dated October 13, 2014.

99.2	Atlas Pipeline Partners, L.P. Letter to Employees, dated October 13, 2014.

99.3	Letter to Atlas Pipeline Partners, L.P. Employees, dated October 13, 2014.